                                       INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Pre-Effective  Amendment to the  Registration  Statement No.  (333-73572)  of
Medix Resources, Inc. on Form S-2 of our report dated March 19, 2002, appearing in the Prospectus,  which is part of this  Registration  Statement.  We also consent to the reference to us under the headings  "Experts"
in such Prospectus.

                                                                      /s/Ehrhardt Keefe Steiner & Hottman PC
                                                                         Ehrhardt Keefe Steiner & Hottman PC

May 23, 2002
Denver, Colorado